                                                                  EXHIBIT 10.111

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         This Assignment and Assumption of Lease ("Assignment") is made as of this 31st day of May, 2002, by and between Nexell of California, Inc., a Delaware corporation ("Assignor") and Immuno-Designed Molecules, Inc., a Massachusetts corporation ("Assignee").

                                    RECITALS

         A. That certain Industrial Lease (the "Lease") was entered into as of the 11th day of October, 1994, between The Irvine Company ("Landlord") and Baxter Healthcare Corporation, a Delaware corporation ("Baxter"), as tenant, for that certain building located at 9 Parker, in the City of Irvine, Orange County, California (the "Premises"), for a term commencing on January 23, 1997 and expiring on November 30, 2004 (the "Term"). A true and correct copy of the Lease is attached hereto as Exhibit A.

         B. Baxter assigned the Lease to Assignor, formerly known as BIT Acquisition Corp., pursuant to the terms of that certain Assignment and Assumption of Lease by and between Baxter and Assignor dated December __ [sic], 1997, and that certain Asset Purchase Agreement dated October 10, 1997, by and among Baxter (as seller), Assignor (as buyer) and VIMRX Pharmaceuticals, Inc., now known as Nexell Therapeutics Inc. ("NTI").

         C. Assignor is a wholly owned subsidiary of NTI.

         D. Pursuant to the terms of this Assignment, Assignor desires to assign to Assignee and Assignee desires to assume from Assignor the Lease.

         NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree as follows:

         1. Effective Date of Assignment. This Assignment will take effect and Assignor shall give possession of the Premises to Assignee on the date that this Assignment is fully executed by the parties and a Consent to Assignment in substantially the same form as Exhibit B attached hereto (the "Consent") is fully executed by the parties and by Landlord (the "Effective Date"). Notwithstanding any other provision contained herein, this Assignment shall not be effective and the parties hereto shall have no rights or obligations hereunder if the Effective Date does not occur on or before July 1, 2002.

         2. Assignment and Assumption. As of the Effective Date and subject to the terms, covenants, conditions and provisions of this Assignment:

            a. Assignor assigns and transfers to Assignee all of its rights, title, interests and obligations in, to and under the Lease; and

            b. Assignee accepts the assignment of the interest of Assignor as tenant under the Lease and assumes all rights, title, interests and obligations of Assignor under the Lease accruing on or after the Effective Date and shall perform, discharge, fulfill and observe all terms, obligations, covenants, conditions and provisions of tenant under the Lease with the same force and effect as if Assignee were the original tenant under the Lease.

         3. Payment of Rent. Notwithstanding Subsection 2.b hereof, Assignor shall pay all rent due under the Lease for the entire month of June, 2002. Assignee shall pay and be responsible for all rent due under the Lease as of July 1, 2002 and thereafter.

         4. Post Assignment Occupancy by Assignor. Notwithstanding any other provision of this Assignment, the parties agree that on and after the Effective Date Assignor's wind down employees (not to exceed three persons) and advisors shall have reasonable access to the Premises and use of related office equipment as necessary to conduct the wind down of Assignor's operations, and that such access and use shall be at no additional cost to Assignor.

         5. Indemnity.

            a. Assignee hereby covenants and agrees to protect, defend, indemnify and hold harmless Assignor and NTI for, from and against any and all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' and experts' fees and charges) resulting or arising from or in connection with Assignee's failure to perform any obligations of the tenant under the Lease with respect to any matters, events or conditions occurring on or after the Effective Date. This provision shall survive any future subletting, assignment or transfer of any interest in the Lease.

            b. Assignor and NTI hereby covenant and agree to protect, defend, indemnify and hold harmless Assignee for, from and against any and all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' and experts' fees and charges) resulting or arising from or in connection with Assignor's failure to perform any obligations of the tenant under the Lease with respect to any matters, events or conditions occurring before the Effective Date.

         6. Default Under the Lease; Notice to Assignor. Assignee shall send to Assignor copies of any and all default notices delivered to Assignee from the Landlord promptly following Assignee's receipt of said notices.

         7. No Default. Assignor hereby certifies to Assignee that, to its actual knowledge, Assignor is not in default of its obligations under the Lease, nor is Landlord in default of Landlord's obligations under the Lease.

         8. Security Deposit. The parties acknowledge that Landlord does not hold a security deposit from Assignor under the Lease.

         9. Miscellaneous.

            a. Attorneys' Fees. If there is any legal or arbitration action or proceeding between Assignor and Assignee to enforce any provision of this Assignment or to protect or establish any right or remedy of Assignor or Assignee, the unsuccessful party to such action or proceeding will pay to the prevailing party all costs and expenses, including reasonable attorneys' and experts' fees incurred by such prevailing party in such action or proceeding or in any appearance in connection therewith, and if such prevailing party recovers a judgment in any action, proceeding or appeal, such costs, expenses and attorneys' and experts' fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as part of such judgment.

            b. Notice. Any notice or other communications required or permitted under this Assignment will be in writing and either served personally or sent by first class mail, certified return receipt requested, postage prepaid and addressed to the other party at the party's address shown below. Any party may change its address by notifying the other party of the change of address.

                                            If to Assignor:
                                            --------------
                                            c/o Wayne Tyo
                                            26 Strawflower
                                            Irvine, CA 92620

                                            With a copy to:
                                            --------------
                                            Bryan Cave LLP
                                            700 Thirteenth St., N.W.
                                            Washington, D.C. 20005-3960
                                            Attn: Eric F. Stoer, Esq.

                                            If to Assignee:
                                            --------------
                                            9 Parker, Suite 150
                                            Irvine, CA 92618

                                            With a copy to:
                                            --------------
                                            Shearman & Sterling
                                            599 Lexington Avenue
                                            New York, NY 10022
                                            Attn: Ariel M. Dybner, Esq.

            c. Successors. This Assignment shall be binding on and inure to the benefit of the parties and their successors and assigns.

            d. Entire Agreement. This Assignment constitutes the entire agreement between the parties hereto with respect to the assignment of the Lease and may not be modified except by an instrument in writing signed by the party to be charged.

            e. Governing Law. This Assignment will be governed by the laws of the State of California.

            f. Time. The parties hereto agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.

            g. Waiver. No failure of any party to enforce any term of this Assignment shall be deemed to be a waiver of that party's right to enforce that term.

            h. Construction. The parties agree that this Assignment will be construed to effectuate the normal and reasonable expectations of a sophisticated Landlord, Assignor and Assignee. No party will take actions that would frustrate the other's reasonable expectations concerning the benefits of this Assignment. The parties further agree that this Assignment expresses the terms of their agreement and that it should not be interpreted in favor of or against any party.

            i. Authority. Each individual executing this Assignment on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver this Assignment on behalf of the partnership and/or corporation.

            j. Counterparts. This Assignment may be executed in as many counterparts, including signatures on facsimile counterparts, as may be determined necessary or convenient, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Assignment has been entered into as of the day and year first above written.

                         NEXELL OF CALIFORNIA, INC.,
                         a Delaware corporation


                              By:____________________________________
                                    Name: William A. Albright, Jr.
                                    Title: President and Chief Executive Officer


                              By:____________________________________
                                    Name: Wayne A. Tyo
                                    Title:  Secretary

                         IMMUNO-DESIGNED MOLECULES, INC.
                         a Massachusetts corporation


                              By:____________________________________
                                    Name:
                                    Title:


                              By:____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT A

                         [COPY OF LEASE TO BE ATTACHED]

                                    EXHIBIT B
                                   THE CONSENT

                              CONSENT TO ASSIGNMENT

         I.   PARTIES AND DATES.

              This Consent to Assignment ("Consent") dated June _____, 2002 is by and among THE IRVINE COMPANY ("Landlord"), NEXELL OF CALIFORNIA, INC., a Delaware corporation ("Assignor"), and IMMUNO-DESIGNED MOLECULES, INC., a Massachusetts corporation ("Assignee").

         II.  RECITALS.

              A. On October 11, 1994, Landlord and Baxter Healthcare Corporation ("Baxter") entered into an Industrial Lease (the "Lease") for space in a building owned by Landlord located at 9 Parker, Irvine, California ("Premises").

              B. Baxter assigned the Lease to Assignor, formerly known as BIT Acquisition corp., ("BAC") pursuant to the terms of that certain Asset Purchase Agreement dated as of October 10, 1997. Landlord consented to the assignment of Lease from Baxter to BAC as set forth in the certain Landlord Consent & Estoppel Certificate dated October 11, 1994.

              C. BAC has, on two occasions, amended its Certificate of Incorporation and is now known as Nexell of California, Inc., referred to in this Consent as Assignor.

              D. Assignor has entered into an Assignment and Assumption of Lease ("Assignment") with Immuno-Designed Molecules, Inc., a Massachusetts corporation ("Assignee") dated as of May 31, 2002 pursuant to which Assignor assigns its entire interest in the Premises to Assignee. The Assignment contemplates that Landlord will execute this Consent to Assignment in order to give its consent thereto.

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         III. LANDLORD CONFIRMATIONS

              Landlord hereby confirms to Tenant that:

              A. Landlord is the landlord under the Lease and the Lease is in full force and effect in accordance with its terms. The term of the Lease expires November 30, 2004.

              B. To the best of Landlord's actual knowledge, without having conducted any inspection of the Premises or being under any obligation to do so, Assignor is not in default of its obligations under the Lease. As used herein, "Landlord's actual knowledge" refers to the actual knowledge of Tim Lynch, property manager for Insignia\Esg, Inc., Landlord's managing agent for the Premises.

              C. Tenant has paid rent and other charges due under the Lease through June 1, 2002. There has been no prepayment of rent more than one month in advance.

         IV.  CONSENT TO ASSIGNMENT.

              Landlord consents to Assignment to Assignee of the Premises pursuant to the terms of the Assignment. Assignor and Assignee agree that this Consent is conditioned upon their agreement that:

              A. The Assignment is expressly subject to the provisions of the Lease, a copy of which Assignee acknowledges it has received.

              B. The Assignment constitutes the entire agreement between Assignor and Assignee with respect to the Premises and there is no other agreement, written or oral with respect to Assignee's use, occupancy of the Premises or the payment of any sums by Assignee to Assignor related to the Premises.

              C. Assignor's obligations under the Lease shall not be affected by this Consent.

              D. Landlord shall be entitled to receive a portion of the profits derived by Tenant, if any, from the assignment in accordance with the provisions of the Lease.

              E. The provisions of the Lease respecting assignment and subletting are not waived with respect to future assignment or sublease.

              F. Assignee is not claiming any interest in a right belonging solely to Assignor pursuant to the Lease.

         V.   ASSIGNEE'S PRINCIPAL PLACE OF BUSINESS.

              The address of Subtenant's principal place of business is:

                                            Immuno-Designed Molecules, Inc.
                                            9 Parker
                                            Suite 150
                                            Irvine, CA 92618

              With a copy to:           Shearman & Sterling
                                        599 Lexington Avenue
                                        New York, NY 10022
                                        Attn:  Ariel M. Dybner, Esq.

         VI.  GENERAL.

              A. EFFECT OF ASSIGNMENT. The Lease and Assignor's obligations to Landlord shall not be deemed to have been modified by this Consent.

              B. ENTIRE AGREEMENT. This Consent embodies the entire understanding between Landlord, Assignor and Assignee with respect to the Assignment and can be changed only by an instrument in writing signed by the party against whom enforcement is sought.

              C. COUNTERPARTS. If this Consent is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one in the same Consent. In any action or proceeding, any photographic, photostatic, or other copy of this Consent may be introduced into evidence without foundation.

              D. DEFINED TERMS. All words commencing with initial capital letters in this Consent and defined in the Lease shall have the same meaning in this Consent as in the Lease.

              E. CORPORATE AUTHORITY. Each individual executing this Consent for a corporation represents that he or she is duly authorized to execute and deliver this Consent on behalf of the corporation and that this Consent is binding upon the corporation in accordance with its terms.

              F. ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Consent.

         VII. EXECUTION.

         Landlord, Assignor and Assignee have entered into this Consent as of the date set forth above.

ASSIGNOR:                                   ASSIGNEE:

NEXELL OF CALIFORNIA, INC.,                 IMMUNO-DESIGNED MOLECULES, INC.,
a Delaware corporation                      a Massachusetts corporation


By___________________________________       By__________________________________

Title________________________________       Title_______________________________


By___________________________________       By__________________________________

Title________________________________       Title_______________________________


LANDLORD:

THE IRVINE COMPANY


By__________________________________________
       Thomas A. Greubel
       Vice President, Office Properties

By__________________________________________
       Christopher Popma
       Vice President, Office Properties